SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 20, 2018

One Horizon Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36530	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

34 South Molton Street, London W1K 5RG, United Kingdom

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+44(0)20 7409 5248

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 20, 2018, we acquired all of the outstanding shares of C-Rod, Inc., a Florida corporation (“C-Rod”), including its record label, Velveteen Entertainment, and media division, Mues Media, in exchange for $150,000 and 1,000,000 shares of our common stock plus an additional number of shares of our common stock based upon the net after tax earnings of C-Rod during the two years ending after the completion of the acquisition. The acquisition was completed pursuant to an Exchange Agreement dated February 26, 2018 with C-Rod and its stockholders.

Item 3.02 Unregistered Sales of Equity Securities

On March 20, 2018, we issued to the stockholders of C-Rod , each of whom or which represented to us that such stockholder was an accredited investor, a total of 1,000,000 shares of our common stock (the “Shares”) in exchange for all of the outstanding shares of C-Rod.

The issuance of the Shares was exempt from registration pursuant to Rule 506 of Regulation D under the Securities Act and Section 4(a)(2) of the Securities Act. The certificates representing the Shares will be endorsed with the customary Securities Act restrictive legend.

Item 7.01	Regulation FD Disclosure

On March 21, 2018, we issued a press release announcing the completion of the acquisition of C-Rod, Inc. pursuant to the Exchange Agreement dated February 26, 2018 with C-Rod and its stockholders.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of business required. We will file the audited financial statements of 123 Wish required under applicable rules of the SEC within 71 days after the date this Form 8-K reporting the acquisition of C-Rod is required to be filed.

(b)	Pro forma financial information. We will file the pro forma financial information required under applicable rules of the SEC within 71 days after the date this Form 8-K reporting the acquisition of C-Rod is required to be filed.

(d)	Exhibits

Exhibit No.	Description

10.1	Exchange Agreement (incorporated herein by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on January 24, 2018).

99.1	Press release issued on March 21, 2018 announcing the closing of acquisition of C-Rod, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2018	One Horizon Group, Inc.

	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer